16. Intangible assets	12 Months Ended
Dec. 31, 2020
Intangible assets and goodwill [abstract]
Intangible assets
16.	Intangible assets

	Weighted average rate (p.a.)	2019	Additions	Write-off	2020
Cost
Goodwill	-	542,302	-	-	542,302
Slots	-	1,038,900	-	-	1,038,900
Software	-	579,370	63,993	(135,629)	507,734
Others	-	10,000	-	-	10,000
Total Cost		2,170,572	63,993	(135,629)	2,098,936

Amortization
Software	25.73%	(389,730)	(91,314)	135,383	(345,661)
Others	20.00%	(4,167)	(2,000)	-	(6,167)
Total Amortization		(393,897)	(93,314)	135,383	(351,828)

Intangible Assets, Net		1,776,675	(29,321)	(246)	1,747,108

The balances of goodwill and airport operating rights (slots) were tested for impairment on December 31, 2020, and 2019 through the discounted cash flow for each cash-generating unit, giving rise to the value in use.

In order to assess the recoverable value, assets are grouped at the lowest levels for which there are separately identifiable cash flows (Cash-Generating Units – “CGUs”). In order to determine the carrying amount of each cash-generating unit, the Company considers the intangible assets recorded and all necessary tangible assets to conduct the business, given that it will only generate economic benefits by using the combination of both.

The Company allocates goodwill to two cash-generating units: GLA and Smiles, and the slots are fully allocated to GLA’s cash-generating unit, as shown below. The results obtained were compared with the carrying amount of each cash-generating unit and, as a result, the Company did not recognize impairment losses on its CGUs.

	Goodwill		Slots
	GLA	Smiles
December 31, 2020
Book value	325,381	216,921	1,038,900
Value in use	20,784,520	6,771,424	21,064,362

Discount rate	13.98%	14.72%	12.20%
Perpetuity growth rate	3.25%	3.25%	3.25%

December 31, 2019
Book value	325,381	216,921	1,038,900
Book value – UGC	3,615,949	161,669	3,615,949
Value in use	26,543,428	6,061,994	21,373,789

Discount rate	12.20%	12.07%	12.85%
Perpetuity growth rate	3.55%	3.55%	3.53%

The results obtained were compared with the book value of each cash-generating unit and, as a result, the Company did not recognize losses in relation to the impairment of its CGUs.

The assumptions adopted in the impairment testing of intangible assets are based on internal projections for a five-year period. For longer periods, the Company uses the perpetuity growth rate. The discounted cash flow that calculated the value in use of the cash-generating units was prepared in accordance with the Company’s business plan and approved by the Company’s Board of Directors.

The main assumptions taken into consideration by the Company to determine the value in use of the cash-generating units are:

·	Capacity and fleet: considers the use, the aircraft capacity used in each flight and the projected size of the fleet in use.
·	Demand: Market efficiency is the main input to estimate the Company’s demand growth. Management considers market efficiency to be the ratio between its market share and its seat share. This indicator reflects how efficiently the Company uses its share of the market’s total supply based on how much demand for air transportation it absorbs.
·	Revenue per passenger: considers the average price charged by GLA and the effects of market variables (see the variables used below).
·	Operating costs related to the business: based on the historical cost and adjusted by indicators, such as inflation, supply, demand and variation of the U.S. dollar.

The Company also considered market variables such as GDP (source: Central Bank of Brazil), U.S. dollar (source: Central Bank of Brazil), kerosene barrel (source: Brazilian Agency of Oil - “ANP”) and interest rate (source: Bloomberg).